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                                                                     EXHIBIT 4.3

                                PRIMESTAR, INC.

                        Incorporated under the Laws of
                             the State of Delaware


                                PRIMESTAR, INC.

CLASS A                                                 CLASS A
COMMON STOCK                                            COMMON STOCK

   NUMBER                                           SHARES
------------                                            -------------

------------                                            -------------

CLASS A COMMON STOCK                                CUSIP [____]
PAR VALUE $.01 PER SHARE



                             Class A Common Stock

        THIS CERTIFIES THAT [_________] is the owner of [________] fully paid and non-assessable shares of Class A Common Stock of PRIMESTAR, Inc. (the "Corporation") transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



-------------------     ------------------------
Secretary                            President

                                SEAL

                                COUNTERSIGNED BY:
                                   THE BANK OF NEW YORK           TRANSFER AGENT
                                                                  AND REGISTRAR

                                ---------------------------
                                   Authorized Signature
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with the right of survivorship and not as tenants in common
UNIF GIFT MIN ACT  -                     custodian
                    ---------------------         -----------------------
                                  (Cust)                      (Minor)

              under Uniform Gifts of Minors Act
                                               -------------------------------
                                                          (State)

Additional abbreviations may be used though not in the above list.


     For Value received,______________________hereby sell, assign and transfer unto



PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

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  Please print or typewrite name and address, including zip code, of assignee

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                                                                          Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
________________, Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
     --------------------------


                                   X
                                   ------------------------------------

                                   X
                                   ------------------------------------


                          NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


SIGNATURE(S) GUARANTEED

By
  --------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.